Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-78324, 33-45011, 33-69224, 33-83400, 333-09271, 333-64043, 333-84237 and 333-81067.


                                               ARTHUR ANDERSEN LLP

May 24, 2000
New York, New York